BlackRock Long-Horizon Equity Fund
(the “Fund”)

Supplement dated February 2, 2018 to the Summary Prospectus and Prospectus, each dated
February 28, 2017, as supplemented to date

Effective immediately, the following change is made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Principal Risks of Investing in the Fund” and the sections of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Principal Risks of Investing in the Fund” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to add the following risk:

Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

Shareholders should retain this Supplement for future reference.

PR2-LHE-0218SUP